FROM:  Blackhawk Bancorp, Inc.
400 Broad Street, Beloit, WI 53511

                     FOR IMMEDIATE RELEASE-NOVEMBER 1, 2004

Contacts:  R. Richard Bastian III - President and CEO
           Todd J. James - Executive Vice President and CFO
Phone:  608-364-8911
Fax:    608-363-6186

   BLACKHAWK BANCORP, INC. ANNOUNCES 111% INCREASE IN THIRD QUARTER EARNINGS
   -------------------------------------------------------------------------

     Beloit, WI November 1, 2004 - Blackhawk Bancorp, Inc. (OTC: BKHB) reported a 111% increase in third quarter earnings to $0.19 per diluted share compared to $0.09 for the third quarter of 2003. Net income increased 106% to $490,000 compared to $238,000 earned for the third quarter of 2003. Return on average equity was 7.51% compared to 3.67% the same quarter last year.

     Net income for the nine months ended September 30, 2004 increased 37% to $1,323,000, or $0.52 per diluted share, compared to $967,000, or $0.38 per share in 2003.

     "We are pleased to report another quarter of improved operating results" said R. Richard Bastian, III, President & CEO of Blackhawk. The end of the third quarter marked the first full year of operations since Blackhawk acquired DunC Corp. and its subsidiary First Bank, bc. "With the integration of First Bank being substantially complete, we are realizing the synergies of bringing the two organizations together. We have created a strong foundation by increasing our presence in the fast growing Boone County, Illinois market and filling in our branch network along the I-90 corridor from Belvidere, Illinois to Beloit, Wisconsin. We are continuing to build on that foundation by developing and offering new and innovative products, including offerings specifically designed to attract the growing, but under-banked, Hispanic population and Health Savings Accounts" added Bastian.

     Net interest income for the third quarter of 2004 increased by $901,000, or 41%, to $3,091,000 compared to $2,190,000 a year ago. The increase was primarily attributable to the assets and liabilities obtained in the DunC acquisition and improved yields in the investment portfolio. The net interest margin for the third quarter was 3.29% compared to 2.89% for the third quarter of 2003. For the nine months ended September 30, 2004, the net interest margin was 3.36% compared to 3.23% for the same nine month period in 2003.

     The provision for loan losses was $104,000 for the third quarter and $311,000 year to date compared to $142,000 and $508,000, respectively, for the same periods last year. The ratio of the allowance for loan losses to total loans was 1.00% at September 30, 2004 compared to 1.36% a year earlier and 1.41% at December 31, 2003. The decrease in this ratio reflected year to date net charge-offs of $1,263,000, including $570,000 that was specifically reserved on three large credits at December 31, 2003. At September 30, 2004 nonperforming and other problem loans totaled $3,048,000, which was 1.3% of total loans compared to $4,053,000 representing 1.7% of total loans at December 31, 2003.

     Non-interest income for the third quarter of 2004 increased by $338,000 to $1,167,000 compared to $829,000 for the same quarter a year ago. This included a $274,000, or 74% increase in service charges on deposit accounts. This increase was driven by an increase in the number of accounts due to the DunC acquisition and improved fee realization.

     Non-interest expenses increased by $883,000, or 33% to $3,552,000 for the quarter compared to $2,669,000 for the third quarter of last year. The increase, which included a $502,000, or 38%, increase in salary and benefits, was largely due to the DunC acquisition.

     Assets at September 30, 2004 were $433,921,000, compared to $425,402,000 at December 31, 2003. Total loans increased by $1,955,000 to $235,399,000 compared to $233,444,000 at December 31, 2003.

     Blackhawk Bancorp, Inc. is the parent company of Blackhawk State Bank, which operates nine office locations in south central Wisconsin and north central Illinois. The stock of Blackhawk Bancorp, Inc. is publicly traded on the Over the Counter Market under the symbol BKHB.

     As previously announced, Blackhawk Bancorp's board of directors has approved a plan to put an end to its obligation to file reports with the Securities and Exchange Commission (the "SEC"). Blackhawk Bancorp intends to file a preliminary proxy statement and Schedule 13E-3 with the SEC outlining the transaction. All shareholders are advised to read the definitive proxy statement and Schedule 13E-3 at the SEC's web site at www.sec.gov once they have been filed. Blackhawk Bancorp will also mail a copy of the definitive proxy statement prior to the special meeting of its shareholders entitled to vote at the meeting.

     When used in this communication, the words "believes," "expects," and similar expressions are intended to identify forward-looking statements. The Company's actual results may differ materially from those described in the forward-looking statements. Factors which could cause such a variance to occur include, but are not limited to: heightened competition; adverse state and federal regulation; terrorist attacks on financial systems, failure to obtain new or retain existing customers; ability to attract and retain key executives and personnel; changes in interest rates; unanticipated changes in industry trends; unanticipated changes in credit quality and risk factors, including general economic conditions; success in gaining regulatory approvals when required; changes in the Federal Reserve Board monetary policies; unexpected outcomes of new and existing litigation in which Blackhawk or its subsidiaries, officers, directors or employees is named defendants; technological changes; changes in accounting principles generally accepted in the United States; changes in assumptions or conditions affecting the application of "critical accounting policies"; and the inability of third party vendors to perform critical services for the company or its customers.

           See Notes to Unauditied Consolidated Financial Statements

                     BLACKHAWK BANCORP, INC. AND SUBSIDIARY
                  UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

                                                                       THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                         SEPTEMBER 30,                 SEPTEMBER 30,
                                                                      2004           2003           2004           2003
                                                                      ----           ----           ----           ----
                                                                         (in thousands,                (in thousands,
                                                                       except share data)            except share data)
INTEREST INCOME:
   Interest and fees on loans                                        $3,496         $2,993        $10,508         $9,261
   Interest and dividends on securities:
       Taxable                                                        1,103            745          3,082          2,602
       Nontaxable                                                       308            286            928            821
   Interest on federal funds sold and securities purchased under
     agreements to resell                                                39              5             70             54
   Interest on interest-bearing deposits in banks                        14             14             44             31
                                                                     ------         ------        -------         ------
       Total Interest Income                                          4,960          4,043         14,632         12,769
                                                                     ------         ------        -------         ------

INTEREST EXPENSE:
   Interest on deposits                                               1,069          1,180          3,269          3,676
   Interest on short-term borrowings                                    100             20            152             96
   Interest on subordinated debentures                                  106            104            312            273
   Interest on long-term borrowings                                     594            549          1,715          1,584
                                                                     ------         ------        -------         ------
       Total Interest Expense                                         1,869          1,853          5,448          5,629
                                                                     ------         ------        -------         ------
   Net Interest Income                                                3,091          2,190          9,184          7,140
   Provision for loan losses                                            104            142            311            508
                                                                     ------         ------        -------         ------
   Net Interest Income After Provision For Loan Losses                2,987          2,048          8,873          6,632
                                                                     ------         ------        -------         ------

NONINTEREST INCOME:
   Service charges on deposits accounts                                 646            372          1,789          1,077
   Gain on sale of loans                                                167            158            522            459
   Securities gains, net                                                  -             50            152            475
   Increase in cash value of bank-owned life insurance                   70             77            210            230
   Other                                                                284            172            729            512
                                                                     ------         ------        -------         ------
       Total Noninterest Income                                       1,167            829          3,402          2,753
                                                                     ------         ------        -------         ------

NONINTEREST EXPENSE
   Salaries and employee benefits                                     1,824          1,322          5,479          4,140
   Occupancy                                                            273            172            818            541
   Equipment                                                            268            202            876            663
   Data processing services                                             279            221            829            619
   Advertising and marketing                                             79             47            288            254
   Amortization of intangibles                                           95             79            285            238
   Professional fees                                                    135             92            379            393
   Office Supplies                                                       64             69            193            186
   Telephone                                                            100             79            292            232
   Postage                                                               51             59            153            175
   Transportation                                                        62             46            190            142
   Other                                                                322            281            926            805
                                                                     ------         ------        -------         ------
       Total Noninterest Expense                                      3,552          2,669         10,708          8,388
                                                                     ------         ------        -------         ------
Income Before Income Taxes                                              602            208          1,567            997
Income Taxes                                                            112            (30)           244             30
                                                                     ------         ------        -------         ------
Net Income                                                           $  490         $  238        $ 1,323         $  967
                                                                     ------         ------        -------         ------
                                                                     ------         ------        -------         ------
Basic Earnings Per Share                                             $ 0.19         $ 0.09         $ 0.52         $ 0.38
Diluted Earnings Per Share                                           $ 0.19         $ 0.09         $ 0.52         $ 0.38
Dividends Per Share                                                  $ 0.09         $ 0.09         $ 0.27         $ 0.27

               KEY RATIOS
Net Interest Margin (FTE)                                             3.29%          2.89%          3.36%          3.23%
Interest Spread (FTE)                                                 3.08%          2.64%          3.14%          2.96%
Efficiency Ratio (FTE)                                               80.39%         84.28%         81.97%         81.31%
Return on Assets                                                      0.45%          0.27%          0.42%          0.38%
Return on Equity                                                      7.51%          3.67%          6.83%          5.00%
Equity/Assets (End of Period)                                         6.19%          5.99%          6.18%          5.99%

                     BLACKHAWK BANCORP, INC. AND SUBSIDIARY
                          CONSOLIDATED BALANCE SHEETS
              SEPTEMBER 30, 2004 (UNAUDITED) AND DECEMBER 31, 2003

                                                                               SEPTEMBER 30,        DECEMBER 31,
                                                                                    2004                  2003
                                                                               -------------        ------------
ASSETS                                                                              (Dollars in thousands)
Cash and due from banks                                                           $ 15,020            $ 17,250
Federal funds sold and securities purchased under agreements to resell               4,433               6,120
Interest-bearing deposits in banks                                                   1,825               2,841
Available-for-sale securities                                                      147,015             118,107
Held to maturity securities, at amortized cost                                           -              17,606
Loans, less allowance for loan losses of $2,350 and $3,302
  at September 30, 2004 and December 31, 2004, respectively                        233,049             230,142
Office buildings and equipment, net                                                  9,660               9,981
Intangible assets                                                                    7,057               7,246
Bank-owned life insurance                                                            6,464               6,263
Other assets                                                                         9,398               9,846
                                                                                  --------            --------
   Total Assets                                                                   $433,921            $425,402
                                                                                  --------            --------
                                                                                  --------            --------

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
   Noninterest-bearing                                                            $ 55,437            $ 47,999
   Interest-bearing                                                                250,532             275,640
                                                                                  --------            --------
       Total deposits                                                              305,969             323,639
Short-term borrowings                                                               22,550               9,486
Subordinated debentures                                                              7,217               7,217
Long-term borrowings                                                                66,814              55,913
Other liabilities                                                                    4,565               3,384
                                                                                  --------            --------
       Total Liabilities                                                           407,115             399,639
                                                                                  --------            --------

STOCKHOLDERS' EQUITY:
Preferred stock
   1,000,000 shares, $.01 par value per share
   authorized, none issued or outstanding                                                -                   -
Common stock
   10,000,000 shares, $.01 par value per share authorized,
   shares issued and outstanding: 2,527,895 at September 30, 2004, 2,522,995
   at December 31, 2003                                                                 25                  25
Surplus                                                                              8,863               8,818
Retained earnings                                                                   16,732              16,092
Accumulated other comprehensive income (loss)                                        1,185                 828
                                                                                  --------            --------
   Total Stockholders' Equity                                                       26,806              25,763
                                                                                  --------            --------
   Total Liabilities and Stockholders' Equity                                     $433,921            $425,402
                                                                                  --------            --------
                                                                                  --------            --------

            See Notes to Unaudited Consolidated Financial Statements

FINANCIAL INFORMATION (UNAUDITED)

AVERAGE BALANCE SHEET WITH RESULTANT INTEREST AND RATES

(yields on a tax-equivalent basis)                 Three Months ended September 30, 2004     Three Months ended September 30, 2003
                                                   -------------------------------------     -------------------------------------
                                                    Average                    Average        Average                     Average
                                                    Balance       Interest       Rate         Balance      Interest        Rate
                                                    -------       --------     -------        -------      --------       -------
INTEREST EARNING ASSETS:
   Interest-bearing deposits in banks               $  2,309       $   14        2.46%       $  2,563        $   14         2.17%
   Federal funds sold & securities
     purchased under agreements to
     resell                                            7,763           39        1.99%          2,151             5         0.92%
   Investment securities:
       Taxable investment securities                 117,558        1,103        3.73%         93,369           745         3.17%
       Tax-exempt investment securities               32,315          467        5.75%         29,585           434         5.82%
                                                    --------       ------        -----       --------        ------         -----
           Total Investment securities               149,873        1,570        4.17%        122,954         1,179         3.80%
   Loans                                             232,671        3,496        5.98%        193,267         2,993         6.14%
                                                    --------       ------        -----       --------        ------         -----

TOTAL EARNING ASSETS                                $392,616       $5,119        5.19%       $320,935        $4,191         5.18%
                                                                   ------        -----                       ------         -----
   Allowance for loan losses                          (2,475)                                  (2,412)
   Cash and due from banks                            13,333                                   11,316
   Other Assets                                       26,899                                   20,394
                                                    --------                                 --------
TOTAL ASSETS                                        $430,373                                 $350,233
                                                    --------                                 --------
                                                    --------                                 --------

INTEREST BEARING LIABILITIES:
   Interest bearing checking accounts               $ 44,867       $   60        0.54%       $ 19,489        $   61         1.25%
   Savings and money market deposits                  82,274          170        0.82%         55,021            93         0.67%
   Time deposits                                     129,782          839        2.57%        148,093         1,026         2.75%
                                                    --------       ------        -----       --------        ------         -----
       Total interest bearing deposits               256,923        1,069        1.66%        222,603         1,180         2.10%
   Short-term borrowings                              28,008          100        1.42%         11,254            20         0.71%
   Subordinated debentures                             7,217          106        5.84%          7,217           104         5.72%
   Long-term borrowings                               59,860          594        3.95%         48,428           549         4.50%
                                                    --------       ------        -----       --------        ------         -----
TOTAL INTEREST-BEARING LIABILITIES                  $352,008       $1,869        2.11%       $289,502        $1,853         2.54%
                                                                   ------        -----                       ------         -----

INTEREST RATE SPREAD                                                             3.07%                                      2.64%
                                                                                 -----                                      -----
                                                                                 -----                                      -----

   Checking accounts                                  49,981                                   33,149
   Other liabilities                                   2,425                                    1,823
                                                    --------                                 --------
   Total liabilities                                 404,414                                  324,474
   Stockholders' equity                               25,959                                   25,759
                                                    --------                                 --------

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                              $430,373                                 $350,233
                                                    --------                                 --------
                                                    --------                                 --------

NET INTEREST INCOME/MARGIN                                         $3,250        3.29%                       $2,338         2.89%
                                                                   ------        -----                       ------         -----
                                                                   ------        -----                       ------         -----

FINANCIAL INFORMATION (UNAUDITED)

AVERAGE BALANCE SHEET WITH RESULTANT INTEREST AND RATES

(yields on a tax-equivalent basis)                 Nine Months ended September 30, 2004      Nine Months ended September 30, 2003
                                                   ------------------------------------      ------------------------------------
                                                    Average                    Average        Average                     Average
                                                    Balance       Interest       Rate         Balance      Interest        Rate
                                                    -------       --------     -------        -------      --------       -------
INTEREST EARNING ASSETS:
   Interest-bearing deposits in banks               $  2,516      $    45        2.37%       $  2,040       $    54         3.54%
   Federal funds sold & securities
     purchased under agreements to
     resell                                            5,603           70        1.67%          4,088            31         1.01%
   Investment securities:
       Taxable investment securities                 107,601        3,081        3.82%         93,560         2,602         3.72%
       Tax-exempt investment securities               32,286        1,406        5.82%         27,307         1,242         6.08%
                                                    --------      -------        -----       --------       -------         -----
           Total Investment securities               139,887        4,487        4.28%        120,867         3,844         4.25%
   Loans                                             236,144       10,508        5.94%        186,433         9,262         6.64%
                                                    --------      -------        -----       --------       -------         -----

TOTAL EARNING ASSETS                                $384,150      $15,110        5.25%       $313,428       $13,191         5.63%
   Allowance for loan losses                          (2,948)                                  (2,279)
   Cash and due from banks                            13,440                                   11,014
   Other Assets                                       27,152                                   20,119
                                                    --------                                 --------

TOTAL ASSETS                                        $421,794                                 $342,282
                                                    --------                                 --------
                                                    --------                                 --------

INTEREST BEARING LIABILITIES:
   Interest bearing checking accounts               $ 46,152      $   185        0.54%       $ 37,832       $   225         0.80%
   Savings and money market deposits                  80,582          477        0.79%         54,030           305         0.75%
   Time deposits                                     134,592        2,607        2.59%        126,071         3,146         3.34%
                                                    --------      -------        -----       --------       -------         -----
       Total interest bearing deposits               261,326        3,269        1.67%        217,933         3,676         2.26%
   Short-term borrowings                              17,990          152        1.13%         12,384            96         1.04%
   Subordinated debentures                             7,217          312        5.78%          7,217           272         5.04%
   Long-term borrowings                               57,916        1,715        3.95%         44,461         1,584         4.76%
                                                    --------      -------        -----       --------       -------         -----
TOTAL INTEREST-BEARING LIABILITIES                  $344,449      $ 5,448        2.11%       $281,995       $ 5,628         2.67%
                                                                  -------        -----                      -------         -----

INTEREST RATE SPREAD                                                             3.14%                                      2.96%
                                                                                 -----                                      -----
                                                                                 -----                                      -----

   Checking accounts                                  48,883                                   32,496
   Other liabilities                                   2,580                                    1,972
                                                    --------                                 --------
   Total liabilities                                 395,912                                  316,463
   Stockholders' equity                               25,882                                   25,819
                                                    --------                                 --------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                              $421,794                                 $342,282
                                                    --------                                 --------
                                                    --------                                 --------

NET INTEREST INCOME/MARGIN                                        $ 9,662        3.36%                      $ 7,563         3.23%
                                                                  -------        -----                      -------         -----
                                                                  -------        -----                      -------         -----